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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: April 11, 2002

(Date of earliest event reported: April 9, 2002)

OSCA, INC.
(Exact Name of Registrant as Specified In Its Charter)

Delaware	5-59263	72-0868136
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

156 Commission Boulevard
Lafayette, LA 70598
(Address of Principal Executive Offices, including Zip Code)

(337) 837-6047
(Registrant's Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

        On April 9, 2002, OSCA, Inc. ("OSCA") issued a press release announcing that a Federal Court jury in Houston, Texas reached a verdict in the lawsuit against OSCA and other defendants relating to the blowout of a well in the Gulf of Mexico for which OSCA and others were engaged to perform workover operations.

        The press release announcing this verdict is attached hereto as an exhibit and is incorporated herein by reference. The foregoing descriptions are qualified in their entirety by reference to the attached exhibit.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    (a)
    Financial Statements: Not applicable.

    (b)
    Pro Forma Statements: Not applicable.

    (c)
    Exhibits

    99.1
    Press Release dated April 9, 2002.

SIGNATURES

        According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on April 11, 2002

OSCA, Inc.
/s/ STEVEN J. BRADING
Date: April 11, 2002	By:	Steven J. Brading
	Its:	Vice President and Chief Financial Officer (Principal Accounting and Financial Officer)

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES